UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

Stronghold Digital Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 579-5992

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 2, 2024, Stronghold Digital Mining, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the first quarter ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. The Company intends to make an investor presentation available on its website https://strongholddigitalmining.com/ under the section “Investors – Investor Relations” prior to the Company’s conference call with investors on Thursday, May 2, 2024, at 11:00 am Eastern Time.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2024 (the “Effective Date”), the Company’s Board of Directors (“Board”) appointed Ryan Weber, age 38, to serve as the Company’s Chief Accounting Officer. As of the Effective Date, Mr. Weber will be the Company’s principal accounting officer, and Matthew Smith, who will continue in his role as Chief Financial Officer, will no longer serve as the principal accounting officer.

Mr. Weber previously served as the controller since joining the Company in September of 2022. Prior to joining the Company, Mr. Weber served as a corporate controller and manager of financial reporting at Ampco-Pittsburgh Corporation from 2015 to 2022. He also previously served as an audit manager at Deloitte & Touche LLP. Mr. Weber graduated summa cum laude from the University of Pittsburgh with a Bachelor of Science in Business Administration in 2008. Mr. Weber is a Certified Public Accountant.

Mr. Weber’s employment with the Company is at-will. In connection with Mr. Weber’s appointment as the Company’s Chief Accounting Officer, Mr. Weber will receive an annual base salary of $225,000. In addition, Mr. Weber will be eligible to participate in the Company’s bonus plan and will have a target annual bonus of $50,000, which shall be payable in equal installments on a quarterly basis in arrears. Mr. Weber was previously granted (i) 8,772 Restricted Stock Units (“RSUs”) in October of 2022 that vest in equal installments on a quarterly basis over three years, (ii) 7,500 RSUs in March of 2023 that vest in equal installments at the 12 and 18-month anniversaries of the grant date and (iii) 22,500 RSUs in January of 2024 that vest in equal installments every six months over two years, in each case under the Company’s Omnibus Incentive Plan (as amended from time to time, the “Plan”). In connection with his appointment as Chief Accounting Officer, Mr. Weber will receive an additional 10,000 RSUs with (i) 2,500 RSUs to vest in July 2024, (ii) 2,500 RSUs to vest in January 2025, (iii) 2,500 RSUs to vest in July 2025 and (iv) 2,500 RSUs to vest in January 2026, in each case, so long as Mr. Weber is providing services to the Company. Mr. Weber is also eligible to receive benefits, consistent with other employees of the Company, including life and health insurance benefits, and participation in a qualified 401(k) savings plan.

There are no arrangements or understandings between Mr. Weber and any other persons pursuant to which he was appointed as Chief Accounting Officer. There are also no family relationships among any of the Company’s directors or executive officers and Mr. Weber, and Mr. Weber has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with Mr. Weber’s appointment, the Company will enter into its standard form of indemnification agreement, which was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1/A filed on September 22, 2021 (File No. 333-258188).

Item 8.01	Other Events.

The Company and its Board have initiated a formal strategic review process with the assistance of outside financial and legal advisors. The Company is considering a wide range of alternatives to maximize shareholder value, including, but not limited to, the sale of all or part of the Company, or another strategic transaction involving some, or all of, the assets of the Company. There is no deadline or definitive timetable set for the completion of the strategic alternatives process, and there can be no assurance any proposal will be made or accepted, any agreement will be executed, or any transaction will be consummated in connection with this review. The Company does not intend to make further announcements regarding the review process unless and until the Board approves a specific transaction or otherwise determines that further disclosure is appropriate. The Company has retained Cohen and Company Capital Markets as financial advisor and Vinson & Elkins LLP as legal advisor to support the Company’s management team and Board during the review process.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this current report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things:  the restructuring of the Company’s debt and the performance and satisfaction of various obligations under the agreements entered into in order to effect such restructuring of debt; the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure and install crypto asset mining equipment, including from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to develop and monetize our carbon capture project to generate meaningful revenue, on a timely basis or at all; our ability with respect to completing a strategic review process or entering into a transaction on a timely basis or at all; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of its Annual Report on Form 10-K filed on March 8, 2024, its Quarterly Reports on Form 10-Q filed from time to time, and in its Current Reports on Form 8-K filed from time to time. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1*	Press Release issued by Stronghold Digital Mining, Inc., dated as of May 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

	By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer and Chairman
Date: May 2, 2024